                                                                   EXHIBIT 10.26



                              INDENTURE OF LEASE

                            THE NORTHWESTERN MUTUAL
                            LIFE INSURANCE COMPANY,
                                    LESSOR

                         RHEEM MANUFACTURING COMPANY,
                                    LESSEE



                              DOWNEY, CALIFORNIA


                                 July 1, 1956



--------------------------------------------------------------------------------

PRORATA: The execution copies of this lease contained the following two errors, which have been corrected in this printed copy:

                 The word "California' has been substituted for "Pennsylvania" in Article XI, Sec. 3; and

                 "$52,000" has been substituted for $53,000" in Article XVI-A, Sec. 2.

                              INDENTURE OF LEASE

           This Indenture of Lease, made and executed in duplicate as of the first day of July, 1956, by and between The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, hereinafter called "Lessor", and Rheem Manufacturing Company, a California corporation, hereinafter called "Lessee";

           Witnesseth That:

           The Lessor, for and in consideration of the rents hereinafter reserved and of the covenants and agreements hereinafter mentioned to be kept and performed by the Lessee, does by these presents lease and let unto the Lessee, and the Lessee does hereby hire and take from the Lessor, that certain parcel of real estate, together with improvements thereon and appurtenances thereto, including easements for ingress and egress, all of which is situated in the County of Los Angeles, State of California, is more particularly described as follows:

                Lot 3, Tract No. 6796, in the County of Los Angeles, State of California, as per map recorded in Book 80, Page 17 of Maps, in the office of the County Recorder of said County.

and is hereinafter sometimes collectively called the "Leased Premises".

           It is hereby mutually covenanted and agreed that this lease is made upon the foregoing and upon the following agreements, conditions, covenants and terms, viz.:

                                   ARTICLE I

                                 Term of Lease

           This Lease shall be and continue for a term of 25 years (hereinafter called the "basic term") commencing on July 1 1956, and ending on June 30, 1981.


                                  ARTICLE III

                                Renewal Options

           The Lessee shall have the right, at its option, to extend the term of this Lease for not more than five successive periods of ten years each, the first of which periods shall commence with the expiration of the basic term. Such ten-year periods are hereinafter referred to collectively as the "renewal term" and individually as the first, second, third, fourth and fifth ten-year renewals, respectively. Such option of the Lessee shall be exercisable by giving notice to the Lessor, not less than twelve months prior to the expiration of the basic term or the immediately preceding ten-year renewal term, as the case may be, of its intention to extend for such a ten-year renewal term.


                                  ARTICLE III

                                    Rental

           1. The Lessee agrees to pay, and the Lessor agrees to accept, as rent for the Leased Premises, the following:

                     (a) during the basic period the sum of $73,380 per annum, payable in equal monthly installments of $6,115;

                     (b) during the first ten-year renewal, the sum of $31,356 per annum, payable in equal monthly installments of $2,613;

                     (c) during the second ten-year renewal, the sum of $28,740 per annum, payable in equal monthly installments of $2,395; and

                     (d) during the third, fourth and fifth ten-year renewals, the sum of $26,136 per annum, payable in equal monthly installments of $2,178.

           2. All monthly rental payments hereunder shall be paid in advance on the first day of the calendar month, in lawful money of the United States of America, at 720 East Wisconsin Avenue, Milwaukee 2, Wisconsin, or at such other place in the United States of America as the Lessor shall designate from time to time by written notice delivered to the Lessee. Any due and unpaid installments of rent hereunder shall bear interest from the due date thereof at the rate of 6% per annum.

                                  ARTICLE IV

                             Construction of Annex

           1. The Lessee, the Lessor and Rheem Manufacturing Company Employees' Pension Plan Trust Fund (hereinafter called the "Pension Trust") have heretofore entered into an agreement dated as of June 30, 1956. The agreement recognizes among other things that a new addition (hereinafter called the "annex") to the previously existing office and laboratory building now a part of the Leased Premises has been substantially completed by the Pension Trust, at a total construction cost of approximately $445,220.

           2. The annex shall be a part of the Leased Premises. Except as hereinafter provided, the Lessee shall not remove any building or other improvement from the Leased Premises during the term of this lease; and upon the termination of this lease for any reason whatsoever the Lessee shall surrender the Leased Premises to the Lessor, and thereupon the Lessee shall have no further right or interest therein.

                                   ARTICLE V

                      Additions, Changes and Alterations

           At any time and from time to time the Lessee at its sole expense may make additions to and structural changes and alterations in and upon any or all of the improvements now or hereafter located on the leased land, and may make additional improvements on the leased land, provided that:

           (a) Such additions, changes or alterations shall not materially impair the strength or value of the improvements at the time located on the leased land and shall be in conformity with all applicable laws, building ordinances and regulations; and

           (b) Whenever the contemplated cost of such additions, changes or alterations exceeds $50,000, the Lessee shall first obtain the written consent of the Lessor, which consent shall not be unreasonably withheld.

                                  ARTICLE VI

                    Demolition and Removal of Improvements

           At any time and from time to time, the Lessee at its sole expense may demolish or remove from the leased land any or all improvements at the time located thereon; but prior to the commencement of any such demolition or removal, the Lessee shall notify the Lessor and deposit with it such sum of money (not in excess of the then depreciated value of the improvements to be demolished or removed) or such other security as the Lessor may reasonably require as surety for the performance by the Lessee of its obligation set forth in paragraph 1 of Article VII. Any sum so deposited with the Lessor shall be made available to the Lessee in connection with such replacement in the same manner and to the same extent as provided for in the case of insurance proceeds under Article XIII.

                                  ARTICLE VII

                Reconstruction of Damaged, Destroyed or Removed
                     Improvements:  Repair and Maintenance

           1. The Lessee at its sole expense will repair, replace or reconstruct any building or other improvement located on the leased land which is (a) damaged or destroyed by fire or other casualty; (b) demolished or removed by the Lessee as permitted by the provisions of Article VI; or (c) required to be removed or reconstructed by any governmental or military authority. Such repair, replacement or reconstruction shall be accomplished within such time as may be reasonable under the circumstances after allowing for delays occasioned by strike or other cause beyond the reasonable control of the Lessee. The design and specifications of such repair, replacement or reconstruction shall be as determined by the Lessee; but such work shall restore the Leased Premises to not less than their depreciated value immediately prior to the damage, destruction, demolition or removal.

           2. The Lessee at its sole expense will keep and maintain the Leased Premises, and the sidewalks, passageways and trackage rights (to the extent the same are subject to the Lessee's control) on, adjacent and appurtenant thereto, in good repair and in safe and sanitary condition, ordinary wear and tear and depreciation excepted. The Lessee will conform with every valid law, regulation, order and requirement of any governmental, military or political authority relating to the Leased Premises, and will hold and save the Lessor free and harmless of all expenses, claims or liabilities for the breach thereof.

                                 ARTICLE VIII

                  Use of Salvaged Material:  New Improvements

           The Lessee may convert to its own use all old materials removed or salvaged by it in making alterations, changes, improvements or additions to the Leased Premises, or in demolishing or removing any improvements at the time located thereon. All such alterations, changes, improvements and additions and any replacements thereof shall belong to the Lessor and shall become part of the Leased Premises.

                                  ARTICLE IX

                                Use of Premises

           1. The Leased Premises shall be used only for proper and legitimate purposes, and Lessee shall not use, nor suffer nor permit any person to use, the same or any part thereof for any purpose or use in violation of the laws of the United States or of the State of California, or of the ordinances of any political subdivision of said state, nor for any immoral or unlawful purpose whatsoever.

           2. The Lessor shall not be liable for any encroachment of any present or future building either on the Leased Premises or on any property adjacent to or in the vicinity of the Leased Premises, and the Lessee agrees to indemnify and save harmless the Lessor from and against any and all liabilities, penalties, damages, expenses and judgments on account of the location of any building, wall or other structure on or partly on the Leased Premises. The lessee will, on termination of this Lease for any reason whatsoever, at its own expense, at its option, either enclose any and all improvements located on the Leased Premises within four walls which shall be located solely on the Leased Premises, or furnish to the Lessor such party wall agreement or agreements as will entitle the Lessor to the use and maintenance of the walls enclosing such improvements as of the date of such termination.

           3. The Lessee may, with the consent of all interested parties other than the Lessor, remove all or any part of any wall standing between the Leased Premises and adjoining premises; provided that, on termination of this Lease for any reason whatsoever, the Lessee shall on request of the Lessor restore any such wall so removed to its former condition in so far as practicable.

                                   ARTICLE X

                        Construction Liens:  Easements

           1. The Lessee will keep the Leased Premises free and clear of mechanics', laborers' or materialmen's liens, and other liens of a similar nature, which may arise in connection with any work performed on said premises by or at the direction or sufferance of the Lessee; provided, however, that the Lessee shall have the right to contest the validity or the amount of any such lien or claimed lien, if the Lessee shall give to the Lessor such reasonable security as may be demanded by the Lessor to insure payment of such lien and prevent any sale, foreclosure or forfeiture of the premises by reason of such nonpayment. On final determination of the lien or claimed lien, the Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released or judgment satisfied at the Lessee's own expense. Should any such lien be placed on said premises and the same ripen into a judgment which has become final, the Lessor at its option may pay any such final judgment and clear said premises therefrom, and any monies so paid out by the Lessor on account of any such judgment shall be repaid by the Lessee to the Lessor at the next ensuing rent day and shall draw interest at the rate of 6% per annum from the time of payment by the Lessor until repaid by the Lessee.

           2. In the event any lien is filed against the Leased Premises or any action is commenced affecting the title thereto, the Lessee shall give to the Lessor prompt written notice thereof.

           3. The Lessor upon request of the Lessee will grant to third persons such utility easements, rights and rights of way as shall facilitate the Lessee's use of the Leased Premises without substantially lessening the value of the Lessor's interest therein.

                                  ARTICLE XI

                    Taxes, Assessments and Utility Charges

           1. The Lessee will pay, in addition to all other sums required to be paid by it under the provisions of this Lease, all taxes, assessments and levies, whether general or special, ordinary, or extraordinary, of every nature or kind whatsoever, including water, gas and electric rates, which may be taxes, charged, assessed, levied or imposed at any time or from time to time during the term of this Lease, (including taxes for the year 1956) by the State of California or any political subdivision thereof upon or against (a) this Lease;
(b) the Leased Premises or the occupancy,use or possession thereof; or (c) any estate, right, title or interest of the Lessor and of the Lessee or of either of them in or to the Leased Premises. It is agreed, however, that (i) taxes assessed during the term of this Lease but payable in whole or in installments after the termination thereof shall be prorated, and the Lessee shall be required to pay only the prorated share for the length of time which shall have elapsed at the time of such termination; and (ii) the Lessee shall not be obligated to pay any installment of any special assessment which may be levied, assessed or confirmed during the terms of this Lease, but which does not fall due and is not required to be paid until after its termination.

           2. Nothing herein contained shall be construed to require the Lessee to pay any transfer, estate, inheritance, succession, or gift tax or taxes imposed in respect of any devise or gift of any interest of the Lessor or its successors or assigns in the Leased Premises, nor any income tax imposed in respect of the Lessor's income from such premises, except as stated in paragraph 3 of this Article.

           3. If an income tax shall be levied, assessed or imposed by the State of California or any political subdivision thereof upon the income arising from the rents payable hereunder, in lieu of or as a substitute for a property tax upon the Leased Premises, the Lessee and not the Lessor shall pay the same; but in no event shall the Lessee be obligated to pay for any year any greater amount by way of such substituted income tax than would have been payable by the Lessor by way of such substituted income tax had the rental upon which such tax was imposed been the sole taxable income of the Lessor for the year in question.

           4. Except as permitted by paragraph 5 of this Article, the taxes, assessments and other impositions above provided to be paid by the Lessee shall be paid, before any delinquency can occur therein or in any part or installment thereof, in the name of the owner of the fee, and certificates of payment shall be delivered promptly to the Lessor.

           5. The Lessee shall have the right to contest the legality or validity of any of the taxes, assessments or other impositions herein provided to be paid by it, but no such contest shall be carried on or maintained by it after the time limited for the payment of any such taxes, assessments or other impositions unless the Lessee, at its option, (a) shall pay the amount involved under protest; or (b) shall procure and maintain a stay of all proceedings to enforce any collection of such taxes, assessments or other impositions together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money or by such undertaking as may be required or permitted by law to accomplish such stay; or (c) shall deposit with the Lessor, as security for the performance by the Lessee of its obligations hereunder with respect to such taxes, assessments or other impositions, such reasonable security as may be demanded by the Lessor to ensure payment of such contested taxes, assessments or other impositions and all penalties, interest, costs and expenses which may accrue during the period of the contest. In the event any such contest is made by the Lessee, then within thirty days after any adverse final determination thereof, it shall fully pay and discharge the amount involved in or affected by any such contest, together with all penalties, fines, interest, costs or expenses that may have accrued thereon or that may result from any such action by the Lessee, whereupon the Lessor shall return to the Lessee all amounts, if any, deposited by the Lessee in accordance with the provisions hereof.

           6. The land, buildings and improvements covered and affected by this Lease shall always be assessed for the purpose of taxation in the name of the owner of the fee if permitted under the laws or regulations relating thereto. Should the Lessee fail, within the time provided above, to pay any of the taxes or assessments provided to be paid by the Lessee, including all penalties, fines, interest, costs and expenses, or should the Lessee attempt any such contest without complying with the conditions of paragraph 5 of this Article, the Lessor may, but shall not be obligated to, pay, discharge, compromise or adjust the payment of the obligation involved or any part thereof. In the event of any sale or sales to enforce or collect the same, the Lessor may seek and effect any redemption therefrom as it may deem satisfactory, and the Lessee shall repay to the Lessor the full amount so paid by the Lessor, including any costs, expenses and reasonable attorneys' fees incurred by the Lessor, on or before the first day of the next ensuing calendar month, together with interest thereon at the rate of 6% per annum from the date of payment by the Lessor. In any such event, the legality and validity of all proceedings had in respect thereof or toward the enforcement thereof shall be conclusively deemed to exist, for the purposes of this Article.

           7. As between the parties hereto, the Lessee alone shall have the duty of attending to the making and filing of any statement or report which may be provided or required by law as a basis of or in connection with the determination, equalization, reduction, payment or abatement of each obligation which is to be borne or paid by the Lessee in accordance with this Article. The Lessor shall not be or become responsible therefor, nor for the contents of any such statement or report. The Lessor shall not be obligated to make, join in or be a party to any protest or objection to any law, order, proceeding or determination which might impose any obligation or liability upon the Lessor hereunder, or increase the same; but the Lessee shall have, and the Lessor hereby irrevocably grants to it the necessary power and authority to act therein in the name of the Lessor whereever the same is required by law, but without any cost, expense or liability upon the Lessor.

           8. The Lessor will promptly deliver to the Lessee any and all tax notices, assessments or other official correspondence which it may receive relating to the Leased Premises.

                                  ARTICLE XII

                     Public Liability and Property Damage

           1. The Lessee will indemnify and save harmless the Lessor and the Leased Premises from and against any and all loss, damage, expense, liabilities, demands and causes of action, and any expense incidental to the License thereof by the Lessor, resulting from injury or death of persons, or damage to property; occurring on the Leased Premises or on the adjoining sidewalks, streets, alleys or ways, or in any manner directly or indirectly growing out of or in connection with the use and occupancy or disuse of the Leased Premises or any part thereof by the Lessee or any tenant holding under the Lessee; provided, however, that the Lessee shall not so indemnify and save harmless the Lessor from the consequences of any tortious or negligent act of the Lessor or its agents or employees.

           2. The Lessee will keep in effect at its sole expense a satisfactory comprehensive general liability policy covering the Leased Premises and providing coverage with maximum limits of liability of $100,000 for bodily injury to one person, $200,000 for bodily injury to any group of persons as a result of one accident, and $50,000 for proper damage. Such policy shall name the Lessor as an additional assured, and a certificate of insurance showing such coverage shall be delivered to the Lessor.

                                 ARTICLE XIII

                                Fire Insurance

           1. The Lessee at its sole expense will keep the buildings and improvements now or hereafter located on the Leased Premises insured against loss by fire (with extended coverage) with an insurance company acceptable to the Lessor, in an amount equal to not less than 80% of the full insurable value thereof exclusive of foundations. Such insurance shall be so issued as to cover the several interests of the Lessor and the Lessee, and shall provide that in case of loss or damage the proceeds thereof shall be payable to the Lessor, to be held by it (except as hereinafter specified) as security for the performance by the Lessee of its obligation to repair, rebuild or reconstruct as provided herein.

           2. If after any loss insured against pursuant to paragraph 1 of this Article, the Lessee shall proceed with repair or rebuilding as required hereby, the insurance proceeds collected by the Lessor shall be paid by it to the Lessee in four equal instalments as each one-quarter in value of such repair or rebuilding is accomplished, the last such payment to be made when such repair or rebuilding shall have been completed free of liens. All costs of such repair or rebuilding in excess of the insurance proceeds shall be paid by the Lessee, and any surplus proceeds shall be paid to the Lessee.

           3. All of such repairs and rebuilding shall be done under the supervision of an engineer designated by the Lessee and satisfactory to the Lessor. No instalment of said insurance proceeds shall be paid to the Lessee until there has been filed with the Lessor a statement of the engineer to the effect that the required proportion of such repair or rebuilding as above provided has been actually made, and as to all payments after the first payment, that an amount equal to all insurance proceeds previously paid to the Lessee by the Lessor has been actually expended by the Lessee toward the cost of such repairs or rebuilding.

           4. The policy or policies evidencing all insurance which the Lessee is required to provide and maintain in effect hereunder shall be delivered to the Lessor from time to time as issued, except that certificates of insurance may be substituted for such policy or policies. Should the Lessee fail to provide, maintain or pay for any of the insurance hereinbefore provided for, the Lessor at its option may procure such insurance. Any sums paid out by the Lessor for any such insurance shall be repaid by the Lessee to the Lessor on the first day of the calendar month next following payment thereof by the Lessor, together with interest thereon at the rate of 6% per annum from the date of payment by the Lessor until repaid by the Lessee.

           5. Except as otherwise provided in paragraph 2 of this Article, all insurance proceeds in the hands of the Lessor at the time of termination of this Lease, or of the rights of the Lessee hereunder, and all insurance proceeds thereafter received by the Lessor under any policy of fire insurance shall be the sole and exclusive property of the Lessor, unless such termination shall be effected by the purchase by the Lessee of the Leased Premises in accordance with the provisions of this Lease, in which event all insurance proceeds in the hands of the Lessor at the time of termination, as well as all insurance proceeds thereafter payable under any policy or policies of fire insurance, shall be the sole and exclusive property of the Lessee.

                                  ARTICLE XIV

                            Destruction of Premises

           Damage to or destruction of any portion or all of the buildings, structures or fixtures upon the Leased Premises by fire, the elements or any other cause whatsoever, whether or not without fault on the part of the Lessee, shall not terminate this Lease or entitle the Lessee to surrender the Leased Premises or entitle the Lessee to any abatement of or reduction in rent payable by the Lessee hereunder, or otherwise affect the respective obligations of the parties hereto, any law to the contrary notwithstanding. If the use of the Leased Premises for any purpose be prohibited by law or ordinance or other governmental authority, or be prevented by injunction or other local interference by any private person, firm or corporation, this Lease shall not be thereby terminated nor shall the Lessee be entitled by reason thereof to surrender the Leased Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be affected.

                                  ARTICLE XV

                                 Condemnation

           1. In the event the Leased Premises, or any part thereof or interest therein, is taken or condemned for a public or a quasi public use (herein sometimes referred to as a "condemnation"), then the entire condemnation allowance or award, whether allowed or awarded to the Lessor or the Lessee, including any interest received thereon (sometimes herein referred to as the "condemnation proceeds"), shall upon receipt thereof be paid over to the Lessor, to be held and dealt with by it in the following manner:

           (a) The condemnation proceeds shall be applied first in satisfaction and discharge of all assessments, if any, both principal and interest, levied on the Leased Premises or any part thereof for benefits resulting from the improvements for which or in conjunction with which the condemnation was effected;

           (b) The condemnation proceeds remaining after payment of the assessments as provided in (a), to the extent necessary to pay the cost of restoration of injury to and destruction of the buildings or improvements located on the Leased Premises resulting from the condemnation which the Lessee is required to effect under the provisions of this Lease, shall be paid to the Lessee or on its order in the same manner and amounts and under the same conditions as are provided with respect to and as though such remaining condemnation proceeds constituted insurance proceeds, as set forth in Article XIII; provided, however, that in the case of the fourth and final instalment the payment by the Lessor to the Lessee or on its order shall be either the unused portion of such remaining condemnation proceeds or the unpaid balance of the cost of such restoration, whichever is the lesser amount, it being understood that all costs of any such repair and restoration in excess of the amount of condemnation proceeds, remaining after payment of the assessments, as above provided, shall be borne and paid by the Lessee; and

           (c) The balance of the condemnation proceeds remaining after disbursement of the payments provided in subparagraphs (a) and (b) above, shall be and become the sole and exclusive property of and shall be released to the Lessor to its own use.

           2. In the event any condemnation proceeds shall be released to the Lessor pursuant to subparagraph 1(c) during the basic term or any renewal term (except the fifth ten-year renewal) of this lease, the monthly rentals thereafter payable by the Lessee shall be reduced. The monthly rentals as so reduced shall bear the same proportion to the rentals set forth in Article III hereof as (i) the applicable Exhibit A purchase price less the balance released to the Lessor pursuant to 1 (c) above bears to (ii) the applicable Exhibit A purchase price. For this purpose, the "applicable Exhibit A purchase price" shall be the price which would apply pursuant to Article XVII if the date on which the balance so released to the Lessor were the "date of cancellation" as defined in Article XVII. In no event, however, shall such reduced rentals be less than 50% of the rentals set forth in Article III hereof.

                                  ARTICLE XVI

                           Assignments and Mortgages

           1. The Lessee may assign this Lease or sublet any part of the Leased Premises, but the Lessee shall remain liable under this Lease for the duration thereof unless the Lessor shall grant written release of such liability.

           2. This Lease shall not be construed as restricting the right of the Lessee to mortgage its interest in the Leased Premises, and the Lessee is hereby given the right to mortgage from time to time its interest in the Leased Premises, or any part thereof. Neither the mortgagee under any such mortgage nor the holder or holders of the indebtedness secured thereby shall become personally liable upon the covenants of this Lease until such time as it or they shall become the absolute owners of the leasehold estate created by this Lease.

           3. In the event the Lessee shall mortgage the leasehold estate hereby created, then the Lessor upon notification of such mortgage, the name of the mortgagee and his address for purposes of notice, will furnish the mortgagee with duplicates of all notices of default required by this Lease to be furnished to the Lessee by the Lessor. Such mortgagee, if authorized by the Lessee, shall have the right (without being required so to do and without thereby assuming any of the burdens of this Lease) to make good such default, within the same time and in the same manner as the Lessee might make good the same. The word "mortgage" as used herein shall include a trust deed in the nature of a mortgage, and the word "mortgagee" shall include a trustee under such a trust deed.

                                 ARTICLE XVI-A

                           Right of Lessee to Cancel

           1. Notwithstanding anything in this Lease contained to the contrary, the Lessee shall have the right and option to cancel and terminate this Lease in the event that:

           (a) it elects to cancel as of the end of the twentieth year of the basic term;

           (b) the efficiency of the Lessee's then current operation of the Leased Premises is substantially impaired by a final partial or total condemnation thereof;

           (c) all or a substantial portion of the improvements included in the Leased Premises are finally required by any governmental authority to be removed or reconstructed;

           (d) the use of all or a substantial portion of the Leased Premises is prohibited by law, ordinance or other governmental authority; or

           (e) substantially all of the improvements are destroyed by fire or other casualty.

           2. If the event of cancellation is as set forth in 1 (a) above, the Lessee's option shall be exercisable by notice to the Lessor on or before the end of the nineteenth year of the basic term, accompanied by an irrevocable written offer to purchase all of the Lessor's then right, title and interest in and to the Leased Premises as of the end of the twentieth year of the basic term at a price of $520,000.

           3. If the event of cancellation is as set forth in 1 (b), (c), (d) or
(e) above, the Lessee's option shall be exercisable by notice to the Lessor, within 30 days, after notification of such taking, requirement, prohibition or casualty, that it elects to cancel as of the last day of the second calendar month following the mailing of its notice of election (which day is hereinafter called the "date of cancellation"). If the date of cancellation falls within the basic term, the Lessee's notice of election shall be accompanied by an irrevocable written offer to purchase all of the Lessor's then right, title and interest in and to the Leased Premises as of the date of cancellation at the purchase price set forth in Exhibit A hereto.

           4. If the Lessor fails to accept the Lessee's offer to purchase on or before the date of cancellation (or, in the case of an offer to purchase as of the end of the twentieth year, the final day of such year), or if the date of cancellation is not within the basic term, all rights and obligations of the parties hereto shall cease as of the date of cancellation (or the final day of the twentieth year); each party hereto shall have the right to receive and retain for its own account all compensation theretofore or thereafter awarded for its own right, title and interest so condemned; and any proceeds of insurance arising from such destruction or damage which are not in excess of purchase price contained in any offer to purchase required of the Lessee by paragraph 3 above shall be retained by the Lessor for its own account, and any portion of such proceeds which is in excess of said purchase price shall be divided equally between the Lessor and the Lessee.

           5. In the event the Lessor accepts the Lessee's offer to purchase, then and in such event the Lessee shall pay to the Lessor on or before the date of cancellation (or the final day of the twentieth year) the purchase price herein specified. Upon receipt of such purchase price, the Lessor covenants and agrees to execute and deliver to the Lessee such documents as may be necessary to convey to it the Lessor's then right, title and interest in and to the Leased Premises, including the Lessor's interest in and to all compensations theretofore and thereafter awarded for the right, title and interest so condemned or taken, and in and to all proceeds of insurance which have arisen or may arise as a result of such destruction.

                                 ARTICLE XVII

                                   Defaults

           1. If one or more of the following events (herein called "defaults") shall happen and be continuing, namely:

           (a) The Lessee fails to make punctual payment of any rent herein agreed to be paid, and such failure continues for a period of ten days after notice thereof by the Lessor to the Lessee;

           (b) The Lessee makes an assignment for the benefit of creditors;

           (c) The Lessee files a petition in bankruptcy or a petition or answer seeking reorganization under the Federal Bankruptcy Law or any other applicable statute;

           (d) An attachment or execution is levied upon the Lessee's property in or interest under this lease which is not satisfied or released or stayed within thirty days thereafter;

           (e) An order is entered adjudicating the Lessee a bankrupt or approving an involuntary petition seeking a reorganization of the Lessee under the Federal Bankruptcy Law or any other applicable statute or appointing a receiver or trustee for all or any substantial part of the property of the Lessee, and such order is not vacated or stayed within sixty days after the entry thereof;

           (f) The Lessee fails to perform or observe any other covenant, agreement or condition to be performed or kept by the Lessee under the terms and provisions of this Lease, and such failure continues for sixty days after receipt of written notice thereof by the Lessee from the Lessor;

then and in any such event the Lessor shall have the right, at its option, then or at any time thereafter and while such default shall continue, to re-enter and take complete and peaceful possession of the Leased Premises and declare this Lease forfeited and the term thereof ended, and with or without process of law remove all persons therefrom. The Lessee in such event shall peacefully and quietly yield up and surrender the Leased Premises to the Lessor and execute and deliver to the Lessor such instrument or instruments as will properly evidence termination of the Lessee's rights and interest under this Lease, and as may be required by the Lessor. In the event of any such default and the forfeiture and termination of this Lease by the Lessor, the Lessor shall be entitled to recover from the Lessee the worth, at the time of termination of this Lease, of an amount equal to the then value of the excess, if any, of the aggregate of rent and charges equivalent to the rent reserved in this Lease for the balance of the basic term over the then reasonable rental value of the Leased Premises for the balance of the basic term. Such recovery shall completely discharge the Lessee of all obligations hereunder, notwithstanding any other provisions of this Lease. At the option of the Lessor and in lieu of forfeiting this Lease as above provided, the Lessor may re-enter the demised premises as aforesaid and as the agent of the Lessee remove therefrom any property of the Lessee, and may sublet and relet said premises or any part thereof from time to time for any unexpired part of the basic term, and the Lessor may collect the rents therefor, applying the same first to the payment of expenses of such re-entry and reletting and then to the payment of the rent due to become due under this Lease, and the Lessee hereby agrees to pay any deficiency therefor. No such re-entry shall release the Lessee from its covenants to pay rentals and other charges provided for herein, and it is agreed that, except in so far as this is inconsistent with or contrary to any provision of this Lease, no right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereafter existing in law or in equity or by statute.

           2. In the event of termination of this Lease and the reentry of the Lessor as aforesaid, the Lessee waives any and all rights to redeem the Leased Premises either given by any statute now in effect or hereafter effected, but the Lessor shall not be deemed to have terminated this Lease or the liability of the Lessee to pay rent hereunder or its liability for damages by any such entry or by any action in unlawful detainer or otherwise, unless the Lessor shall have notified the Lessee in writing that it has elected to terminate this Lease.

                                 ARTICLE XVIII

                       Ownership and Possession Warranty

           If the Lessee shall perform all of its covenants, agreements and obligations hereunder, the Lessor covenants and agrees that the Lessee shall have the peaceful and quiet enjoyment of the Leased Premises throughout the term of this Lease, so long as the Lessee is not in default hereunder, without let or hindrance on the part of the Lessor. The Lessor does hereby warrant to defend the Lessee in the peaceful and quiet enjoyment of the Leased Premises against the lawful claim of all persons claiming by, through, or under the Lessor.

                                  ARTICLE XIX

                            Holding Over by Lessee

           If the Lessee holds over or remains in the possession or the occupancy of the Leased Premises after the expiration of the basic or any renewal term or after any sooner termination of the Lease by the Lessor, without any written lease of said premises being actually made and entered into by the Lessor and Lessee, such holding over or continued possession or occupancy, if rent is paid by the Lessee and accepted by the Lessor for or during any period of time it so holds over or remains in possession or occupancy, shall create only a tenancy from month to month at the last monthly rental and upon the terms (other than length of term) herein specified, which may at any time be terminated by either Lessor or Lessee giving to the other thirty days' prior notice of its intention to terminate the same.

                                  ARTICLE XX

                                    Waivers

           Except to the extent that the Lessor may have otherwise agreed in writing, no waiver by the Lessor of any breach by the Lessee of any of its obligations, agreements or covenants hereunder shall be deemed to be a waiver of any subsequent breach of the same or any other covenants, agreements or obligations, nor shall any forbearance by the Lessor to seek a remedy for any breach by the Lessee be deemed a waiver by the Lessor of its rights or remedies with respect to such breach.

                                  ARTICLE XXI

                                  Termination

           1. At the termination of this Lease for any reason (other then as provided in Article XVI-A) the Lessee and the tenants and subtenants under the Lessee, and any and all persons holding or claiming under the Lessee, shall surrender possession of the Leased Premises to the Lessor, maintained as herein provided for (ordinary wear and tear and depreciation excepted) and free of any and all claims thereto by the Lessee or any party holding under the Lessee.

           2. At the termination of this Lease for any cause, the Lessee and the tenants and subtenants under the Lessee, and any and all persons holding or claiming under the Lessee, shall have the right to remove from said Leased Premises all personal property, tools, machinery and trade fixtures and equipment installed by the Lessee or any of said persons at its or their own expense, irrespective of how any of such property may be attached to said Leased Premises; provided, however, that the Lessee shall repair any damage to the Leased Premises caused by the removal of such property.

                                 ARTICLE XXII

                            Covenants Run with Land

           All covenants, agreements and engagements in this Lease contained shall be construed as covenants running with the land, and all rights given to and obligations imposed upon the respective parties shall be construed as inuring to and binding upon the successors in interest and assigns of the parties hereto, respectively.

                                 ARTICLE XXIII

                              Short Form of Lease

           Simultaneously herewith the parties hereto have executed a Short Form of Lease for recording purposes, and the terms thereof constitute a part hereof as though recited at length herein.

                                 ARTICLE XXIV

                                    Notices

           Any notice provided for herein shall be given by registered or certified United States mail, postage prepaid, addressed to the Lessor as follows:

                     The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue
                     Milwaukee, Wisconsin
                     Attention: Mortgage Loan Department,

if to the Lessee as follows:

                     Rheem Manufacturing Company
                     801 Chesley Avenue
                     Richmond 4, California

           Each party shall have the right to specify any other address in the United States by giving to the other party at least fifteen days' prior notice thereof.

           IN WITNESS WHEREOF, the Lessor has caused these presents to be signed by its Vice President and attested by its Assistant Secretary, and the Lessee has caused these presents to be signed by its Vice President and attested by its Assistant Secretary, and the respective corporate locals to be hereto affixed, the day and year first above written.

                          THE NORTHWESTERN MUTUAL LIFE

                                    INSURANCE COMPANY

                          By        /s/ Howard J. Tobin
                                    -------------------
                                    Vice President

                          Attest: /s/ C. A. Westring
                                  ------------------
                                    Assistant Secretary


Signed, sealed and
delivered in the
presence of:

A. W. Scherr
Patricia Boyle

As to Lessor

                                                              Corporate Seal

                                        RHEEM MANUFACTURING COMPANY

                                        By /s/ G. M. Greenwood
                                           -------------------
                                               Vice President

                                        Attest: /s/ F. F. Lind
                                                --------------
                                                 Assistant Secretary


Signed, sealed and
delivered in the
presence of:


C. T. Nichols
Walter S. Lewis

As to Lessee

                                Corporate Seal

State of Wisconsin             )

                               )     SS.

County of Milwaukee  )


           On this 26th day of June, 1956, before me, A. W. Scherr, a notary public in and for said county, personally appeared Howard J. Tobin, known to me to be the Vice President and C. A. Westring, known to me to be the Assistant Secretary of The Northwestern Mutual Life Insurance Company, the corporation that executed the within instrument, and known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same.

           WITNESS my hand and official seal.

                           A. W. Scherr
                            Notary Public in and for
                              said County and State


My commission expires:         February 17, 1957.

Notarial Seal

State of California            )

                                      )     SS.

County of Contra Costa         )


           On this 29th day of June, 1956, before me, C. T. Nichols, a notary public in and for said county, personally appeared G. M. Greenwood, known to me to be the Vice President and F. F. Lind, known to me to be the Assistant Secretary of Rheem Manufacturing Company, the corporation that executed the within instrument, and known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the same.


           WITNESS my hand and official seal.

                            C. T. Nichols
                            Notary Public in and for
                              said County and State


My commission expires: January 13, 1957.

Notarial Seal

                                                               EXHIBIT A

           The purchase price referred to in Article XVI-A shall be the sum set forth in the following Table opposite the year of the basic term in which falls the "date of cancellation" as defined in said Article:

                     Date                       Purchase Price

           Within 1st year     $1,045,200
             "    2nd  "                               1,025,000
             "    3rd  "                               1,005,000
             "    4th  "                                 985,000
             "    5th  "                                 965,000
             "    6th  "                                 945,000
             "    7th  "                                 920,000
             "    8th  "                                 895,000
             "    9th  "                                 865,000
             "   10th  "                                 835,000
             "   11th  "                                 805,000
             "   12th  "                                 775,000
             "   13th  "                                 745,000
             "   14th  "                                 715,000
             "   15th  "                                 685,000
             "   16th  "                                 655,000
             "   17th  "                                 625,000
             "   18th  "                                 590,000
             "   19th  "                                 555,000
             "   20th  "                                 520,000
             "   21st  "                                 485,000
             "   22nd  "                                 450,000
             "   23rd  "                                 415,000
             "   24th  "                                 380,000
             "   25th  "                                 345,000